                                  ONE FUND, INC
                 SUPPLEMENT TO PROSPECTUS DATED NOVEMBER 1, 2000
                                 MARCH 21, 2001

The following changes have been made to the ONE Fund prospectus:

Under the section entitled Annual Fund Operating Expenses on page 3:

         Effective March 1, 2001, the Adviser has agreed to voluntarily waive 0.25% of the Management Fee. This waiver will reduce the Total Annual Fund Operating Expenses to 1.36%.

Under the section entitled ONE Fund's Portfolio Managers on Page 23:

         Jed Martin is no longer responsible for management of any of the portfolios of ONE Fund. Christopher Carlson and Michael Boedeker jointly oversee the management of all the ONE Fund portfolios. Both Christopher Carlson and Michael Boedeker have also been promoted to Senior Vice President, Investment of ONLI.

         In addition, Bret Parrish has taken over the management of the Income Portfolio.

Under the section entitled Fund Services on pages 24 and 25:

         Firstar Mutual Fund Services, LLC, 615 East Michigan Street. Milwaukee, Wisconsin has assumed the role of ONE Fund's transfer agent and its agent for bookkeeping, dividend disbursing and certain shareholder services.